U. S. SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                               MULLER MEDIA, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                        0-30829                   88-0430189
----------------------------   --------------------      -------------------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

  11 East 47th Street, Third Floor, New York, New York           10017
  ----------------------------------------------------         ----------
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 317-0175


         (Former name or former address, if changed, since last report)

ITEM 5.  OTHER EVENTS

Daniel Mulholland, President & Chief Operating Officer has left the company. Greg Muller, son of the company's founder, Bob Muller has taken the position of President, on an interim basis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MULLER MEDIA, INC.

Date:    May 14, 2003                    By: /s/ Clifford S. Postelnik
                                           ----------------------------
                                           Clifford S. Postelnik
                                           Chief Executive Officer